Exhibit 99.2

Acquisition of

Advances competitive position in the Southeastern PA market

June 18, 2014

TRANSACTION RATIONALE

Strategic:

•	Creates a presence in the Philadelphia market with the acquisition of a best-in-class, high-performing community bank
•	Companies share similar operating cultures
•	Superior loan origination capabilities and acquisition of management talent for the enhanced footprint
•	Low risk – superior asset quality and substantial due diligence completed

Financial:

•	2015 EPS accretion of ~7% (prior to restructuring charges)
•	2016 EPS accretion of ~10%
•	TBV dilution earned back within 4.5 years
•	Internal rate of return of approximately 20%

OVERVIEW OF VALLEY GREEN

• Established in 2005 Projected Valley Closing Univest

• Ranked #8 in SNL Financial’s 100 top- Green Pro Forma

performing community banks of 2013

Locations 40 5 45

•	Growth and community-focused Total Assets

$2,201 $370 $2,730

($M) Total Loans $1,562 $329 $1,997

($M) Total Deposits $1,840 $335 $2,285

($M)

Valley Green’s Performance Highlights

5-yr. Loan CAGR 37.1% ROAA 1.51% NIM 5.06% NPA+90/ Assets 0.36%

Univest Valley Green

__________

Source: SNL Financial as of 3/31/14. Financial metrics shown on a LTM basis.

VALLEY GREEN – FINANCIAL HIGHLIGHTS

•	Superior growth and credit quality

Total Assets Total Loans

__________

Source: SNL Financial as of 3/31/14

See endnotes for national and local peer criteria.

VALLEY GREEN – FINANCIAL HIGHLIGHTS

•	Superior performance

ROAA Net Interest Margin

1.80 5.50

ROAE Efficiency Ratio

Source: SNL Financial as of 3/31/14

See endnotes for national and local peer criteria. Time periods include year-to-date results.

SUMMARY OF TRANSACTION TERMS

Term Description

Structure Valley Green Bank will merge into Univest Bank and Trust Co., a wholly owned subsidiary of Univest Corporation of Pennsylvania (NASDAQ: UVSP).

Consideration 100% UVSP common stock, registered and listed for trading on NASDAQ. UVSP common stock will be valued according to the average closing price for the 20 trading days prior to the Determination Date as defined in the Merger Agreement, subject to collars established at agreement execution.

Purchase Price $27.00 per Valley Green share at closing, or $75.6 million in the aggregate, plus $2.2 million in cash paid to holders of Valley Green stock options. $27.00 per share represents 225% of March 31, 2014 TBV per share and 14.7x LTM EPS.

Exchange Ratio Subject to a minimum and maximum to be established at agreement execution, based on a 10% increase or decrease in the per share price of UVSP stock from the prior 20-day average

Price Protection Valley Green can terminate if UVSP’s stock price falls 20% in absolute terms and falls 20% compared to the NASDAQ Bank Index.

Termination Standard termination rights by either company in the event of a Superior Proposal. If Valley Green terminates as a result of a Superior Proposal, they will owe a $3.0 million termination fee, or 4.1% of the total deal value. Termination date is March 31, 2015.

SUMMARY OF TRANSACTION TERMS

Term Description

Board & CEO of Valley Green and one Valley Green board member will join the UVSP Management Board. CEO of Valley Green will be President of the Valley Green Division. Severance/ Existing contracts will be honored. General severance is 2 weeks for each year Agreements of service.

Branches/ All branches will remain and will operate as a division of Univest Bank and Trust Branding Co. under the Valley Green name.

Approvals Valley Green shareholders, UVSP shareholders, Federal Reserve, PA Required Department of Banking and Securities, FDIC

Tax Treatment Structured as a tax-free exchange Closing Expected closing in January 2015

TRANSACTION ANALYSIS

•	Cost Savings:

– $3.0 million pre-tax (29% of Valley Green’s non-interest expense)

•	Phase-In Period:

– 55% in 2015; remainder in 2016

•	Merger-Related Expenses:

– $5.2 million pre-tax

•	Credit Mark:

– 1.43% on gross loans ($4.7 million)

•	Third-party firm assisted in loan file due diligence (~65% of portfolio reviewed)
•	Revenue Enhancements:

– None assumed, but opportunities exist in insurance and mortgage banking

•	Core Deposit Intangible:

– 1.00% ($1.8 million) amortized over 10 years

•	Dividends:

– Maintained at $0.80 annually

PRO FORMA FINANCIAL IMPACT

•	EPS accretion:

– ~7% in 2015 (prior to restructuring charges)

– ~10% in 2016

•	Tangible book value dilution:

– Initially 6.5%

– Earned back in 4.5 years

•	Internal rate of return: approximately 20%
•	Pro forma balance sheet at closing:

– Assets of $2.7 billion – Leverage ratio: 10.01%

– Loans of $2.0 billion – Tier 1 ratio: 11.35%

– Deposits of $2.3 billion – Total risk-based ratio: 12.54%

– TCE/TA: 9.42%

•	Pro forma market capitalization: $413 million

– Based on closing stock price on June 16, 2014

SUMMARY

•	Strategic – expands Univest’s reach within the greater Philadelphia market

– 3 retail offices and 2 LPOs in highly desirable markets

•	Cultural compatibility within the two companies is high

– Loan processes and customer philosophies allow for seamless transition

•	Low-risk

– Valley Green focuses on “taking deposits and making loans” – no ancillary businesses to integrate or manage

– Minimal investment security portfolio with strong asset quality

•	Financially compelling

– Highly EPS-accretive

– Low Price-to-LTM EPS of 14.7x

– TBV dilution is moderate and earned back within 4.5 years

– IRR of approximately 20%

ENDNOTES

•	“National peers” include commercial banks nationwide headquartered in a metropolitan statistical area (MSA) between $300 million and $1 billion in total assets
•

“Local peers” are comprised of all commercial banks headquartered in the Philadelphia- Camden- Wilmington MSA with total assets between $100 million and $500 million, excluding Deutsche Bank Trust Co., Wells Fargo Delaware Trust Co., Vanguard National Trust Co., BNY Mellon Trust of DE, and Haverford Trust Company

FORWARD-LOOKING STATEMENTS

This press release contains statements which, to the extent that they are not recitations of historical fact, may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Univest’s future strategies, plans, objectives, performance, revenues, growth, profits, operating expenses, or their underlying assumptions. Statements preceded by, followed by, or that include the words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” and “believe,” or other similar words and phrases may identify forward-looking statements. Numerous competitive, economic, regulatory, legal, and technological factors, among others, could cause Univest’s financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements. Univest cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact on any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. Univest does not undertake to update forward-looking statements whether written or oral, that may be made from time to time by Univest or by or on behalf of its subsidiaries. For a more complete discussion of the assumptions, risks, and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission (the “SEC”), including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

Univest intends to file with the SEC a Registration Statement on Form S-4 concerning the merger. The Registration Statement will include a prospectus for the offer and sale of Univest’s common stock to Valley Green’s shareholders as well as a proxy statement of Valley Green for the solicitation of proxies from its shareholders for use at the meeting at which the merger will be voted upon. The combined prospectus and proxy statement and other documents filed by Univest with the SEC will contain important information about Univest, Valley Green, and the merger. We urge investors and Valley Green’s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. Valley Green’s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about Univest – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Univest Corporation of Pennsylvania, Univest Plaza, 14 North Main Street, P.O. Box 64197, Souderton, PA 18964, attention: Karen E. Tejkl, Secretary, telephone 215-721-8397.

Univest, Valley Green, and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning Univest’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the merger. Information concerning Univest’s directors and executive officers is also set forth in its proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.